Exhibit 10.7


THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATIONS UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "AGREEMENT") RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNMD STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EXEMIMON FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT.

                    PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
                         (Foreign/Overseas Subscribers)

TO:       BINGO.COM, INC., a Florida Corporation (the "Company")


                             Purchase of Securities

1.        Subscription

1.1 The undersigned (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase 500,000 units (the "Units") at a price of US$2.00 per Unit (such subscription and agreement to purchase being the "Subscription"), for the total purchase price of US$1 Million (the "Subscription Proceeds"), which is tendered herewith, on the basis of the representations and warranties and subject to the terms and conditions set forth herein.

1.2 Each Unit will consist of one common share in the capital of the Company (a "Share") and one non-transferrable share purchase warrant (a "Share Purchase Warrant") subject to adjustment. One Share Purchase Warrant shall entitle the holder thereof to purchase one common share in the capital of the Company (a "Warrant Share"), as presently constituted, at a price of $2.00 per Warrant Share for a period of the one (1) year commencing from the Closing (as defined hereafter). The Shares, Share Purchase Warrants and the Warrant Shares are referred to as the "Securities'.

1.3 The Company hereby irrevocably agrees to sell, on the basis of the representations and warranties and subject to the terms and conditions set forth herein, to the Subscriber the Units.

1.4 Subject to the terms hereof, the Subscription will be effective upon its acceptance by the Company.

2.        Payment

2.1 The Subscription Proceeds must accompany this Subscription and shall be paid by certified cheque or bank draft drawn on a U.S. chartered bank made payable to the Company. If the funds are wired to the Company or to its agent or lawyers those agents or lawyers are authorized to immediately deliver the funds to the Company

3.        Documents Required from Subscriber

3.1 The Subscriber must complete, sign and return to the Company two (2) executed copies of this Agreement.



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                                      - 2 -

3.2 The Subscriber shall complete, sign and return to the Company as soon as possible on request by the Company any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, stock exchanges and applicable law.

4.        Closing

4.1 Closing of the offering of the Units (the "Closing") shall occur on February 12, 1999, or on such other date as may be determined by the Company (the "Closing Date").

5.        Acknowledgements of Subscriber

5.1       The Subscriber acknowledges and agrees that:

          (a) the Securities have not been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons, as that term is defined in Regulation S under the 1933 Act ("Regulation S"), except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

          (b) the decision to execute this Agreement and purchase the Units agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based entirely upon a review of any public information which has been filed by the Company with the Securities and Exchange Commission in compliance, or intended compliance, with applicable securities legislation. If the Company has presented a business plan to the Subscriber, the Subscriber acknowledges that the business plan may not be achieved or be achievable;

          (c) by execution hereof the Subscriber has waived the need for the Company to communicate its acceptance of the purchase of the Units pursuant to this Agreement;

          (d) the Company is entitled to rely on the representations and warranties and the statements and answers of the Subscriber contained in this Agreement, and the Subscriber will hold harmless the Company from any loss or damage it or they may suffer as a result of the Subscriber's failure to correctly complete this Agreement;

          (e) it will indemnify and hold harmless the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or-threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to theCompany in connection therewith;

          (f) it has been advised to consult its own legal, tax and other advisors with respect to the merits and risks of an investment in the Units and with respect to applicable resale restrictions and it is solely responsible (and the Company is not in any way responsible) for compliance with applicable resale restrictions;

          (g) the Securities are not listed on any stock exchange or automated dealer quotation system and no representation has been made to the Subscriber that any of the Securities will become listed on any stock



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                                      - 3 -

               exchange or automated dealer quotation system; except that currently certain market makers make market in shares of the Company on the non-NASDAQ Over-the-Counter Bulletin Board;

          (h) it is outside the United States when receiving and executing this Subscription Agreement and is acquiring the Securities as principal for its own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Securities;

          (i) the Securities may not be offered or sold to a U.S. Person or for the account or benefit of a U.S. Person (other than a distributor) prior to the end of the Restricted Period (as defined herein);

          (j) the Company is under no obligation to register or qualify any of the Securities on behalf of the Subscriber or to assist the Subscriber in complying with any exemption from registration and qualification under the 1933 Act and applicable state securities laws, or any form of exemption therefrom;

          (k) in the view of the Securities and Exchange Commission, the statutory and regulatory basis for the exemption claimed for the offer and sale of the Securities, although in technical compliance with Regulation S, would nonetheless not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act; and (1) this Agreement is not enforceable by the Subscriber unless it has been accepted by the Company.

6.        Representations, Warranties and Covenants of the Subscriber

6.1 The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

          (a)  it is not a U.S. Person or a resident of Canada;

          (b) it is not acquiring the Securities for the account or benefit of, directly or indirectly, a U.S. Person;

          (c) the Subscriber has the legal capacity and competence to enter into and execute this Subscription and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription on behalf of the Subscriber;

          (d) the entering into of this Subscription and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound,

          (e)  the Subscriber has duly executed and delivered this  Subscription
               and  it  constitutes  a  valid  and  binding   agreement  of  the
               Subscriber enforceable against the Subscriber;

          (f) it is not an underwriter of, or dealer in, the securities of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

          (g) it is purchasing the Units for its own account or for an account with respect to which it exercises sole investment discretion, and that it or such account is an accredited investor as that term is defined in Rule 501 under the 1933 Act (an "Accredited Investor") acquiring the Units for investment purposes and not for distribution;

          (h) it understands and agrees that none of the Securities has been registered under the 1933 Act, and they may not be sold except as permitted in paragraph 6. 1 (i) below;

          (i) it understands and agrees (i) that the Units are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act, and (ii) that (A) if within one year after the date of original issuance of the Shares, or, in the case of common shares issued upon the exercise of a Share Purchase Warrant, within one year after the date of such exercise, or if within three months after it ceases to be an affiliate (within the meaning of Rule 144 under the 1933 Act ("Rule 144")) of the Company, it decides to resell, pledge or otherwise transfer any of the Securities on which the legend as set forth below appears, such Securities may be resold, pledged or transferred only (1) to the Company, (2) so long as the Securities are eligible for resale pursuant to Rule 144A under the 1933 Act ("Rule 144A"), to a person whom the seller reasonably believes is a qualified institutional investor buyer ("QIB") as that term is defined in Rule 144A(a)(1) that purchases for its own account or for the account of a QIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A (as indicated by the box checked by the transferor on the certificate of transfer on the reverse of the Securities), (3) in an offshore transaction in accordance with Regulation S (as indicated by the box checked by the transferor on the certificate of transfer on the reverse of the Securities),
               (4) to an Institutional Accredited Investor (as indicated by the box checked by the transferor on the certificate of transfer on the reverse of the Securities) who has certified to the Company that such transferee is an Institutional Accredited Investor and is acquiring such security for investment purposes and not for distribution, (5) pursuant to an exemption from registration provided by Rule 144 (if applicable) under the 1933 Act, or (6) pursuant to an effective registration statement under the 1933 Act, in each case in accordance with any applicable securities laws of any state of the United States, (B) the purchaser will, and each subsequent holder is required to, notify any purchaser of the Securities from it of the resale restrictions referred to in clause (A) above, if then applicable, and (C) with respect to any transfer of the Securities by an Institutional Accredited Investor, such holder will deliver to the Company such certificates and other information as it may reasonably require to confirm that the transfer by it complies with the restrictions set forth in this paragraph 6. 1 (i);

          (j) it understands and agrees that the notification requirement referred to in paragraph 6. 1 (i) above will be satisfied by virtue of the fact that the legend set out in Schedule A will be placed on the Securities unless otherwise agreed by the Company;

          (k) it understands and agrees that offers and sales of the Securities prior to the expiration of a period of one year after the date of original issuance of the Securities (the "Restricted Period") shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Restricted Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom;

          (l) it will not sell or otherwise transfer the Securities except as permitted under the 1933 Act and applicable state securities laws or an exemption therefrom;

          (m) it (i) is able to fend for itself in the Subscription; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Units; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

          (n)  it understands  and agrees that the legend set forth in paragraph
               6. 10) above shall not be removed from any Securities purchased by it pursuant to this Subscription unless there is delivered to the Company such satisfactory evidence, Which may include an opinion of counsel licensed to practice law in one of the states of the United States of America, as may be reasonably required by the Company, that such Securities are not " restricted" within the meaning of Rule 144;

          (o) if it is acquiring the Units as a fiduciary or agent for one or more investor accounts, it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgments, representations and agreements on behalf of such account;

          (p) it understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgments, representations and agreements contained in sections 5 and 6 hereof and agrees that if any of such acknowledgments, representations and agreements are no longer accurate or have been breached, it shall promptly notify the Company;

          (q) the Subscriber is not aware of any advertisement of any of the Securities;

          (r) no person has made to the Subscriber any written or oral representations:

               (i) that any person will resell or repurchase any of the Securities;

               (ii) that any person will refund the purchase price of any of the
                    Securities;

               (iii)as to the  future  price or value of any of the  Securities;
                    or

               (iv) that any of the  Securities  will be listed  and  posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Company on any stock exchange or automated dealer quotation system.

6.2 In this Subscription, the term "U.S. Person" shall have the meaning ascribed thereto in Regulation S.

7.        Acknowledgement and Waiver

7.1 The Subscriber has acknowledged that the decision to purchase the Units was solely made on the basis of publicly available information. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Securities.

8.        Legending of Subject Securities

8.1 The Subscriber hereby acknowledges that a legend may be placed on the certificates representing any of the Securities to the effect that the securities represented by such certificates are subject to a hold period and may not be traded until the expiry of such hold period except as permitted by applicable securities legislation.

9.        Costs

9.1 The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Units shall be borne by the Subscriber.

10.       Governing Law

10.1 This Subscription Agreement is governed by the laws of the state of Florida and the federal laws of the United States applicable herein. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the jurisdiction of the state of Florida.

11.       Survival

11.1 This Subscription, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Units by the Subscriber pursuant hereto.

12.       Assignment

12.1      This Subscription is not transferable or assignable.

13.       Execution

13.1 The Company shall be entitled to rely on delivery by facsimile machine of an executed copy of this Subscription and acceptance by the Company of such facsimile copy shall be equally effective to create a valid and binding agreement between the Subscriber and the Company in accordance with the terms hereof.

14.       Severability

14.1 The invalidity or unenforceability of any particular provision of this Subscription shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription.

15.       Entire Agreement

15.1 Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Units and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

16.       Notices

16.1 All notices and other communications hereunder shall be in writing and shall be deemed to have been duty given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on page 7 and notices to the Company shall be directed to it at Suite 702 - 543 Granville Street, Vancouver, B.C. V6C IX8, attention of Darren Little.

17.       Counterparts

17.1 This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.

IN WITNESS WIIEREOF the Subscriber has duly executed this Subscription as of the date first above mentioned.

DELIVERY INSTRUCTIONS

I.   Delivery - please deliver the Share certificates to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




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                                      - 7 -

2. Registration - registration of the certificates which are to be delivered at closing should be made as follows:

--------------------------------------------------------------------------------
(name)

--------------------------------------------------------------------------------
(address)


3. The undersigned hereby acknowledges that it will deliver to the Company all such additional completed forms in respect of the Subscriber's purchase of the Units as may be required for filing with the appropriate securities commissions and regulatory authorities.



                              Dotcom Fund, S.A.
                              --------------------------------------------
                              (Name of Subscriber - Please type or print)


                              --------------------------------------------
                              (Signature and, if applicable, Office)


                              P.O. 571, Providenciales, Turks & Caicos Wands
                              --------------------------------------------
                              (Address of Subscriber)


                              --------------------------------------------
                              (City, State or Province, Postal Code
                                of Subscriber)


                              BWI
                              --------------------------------------------
                              (Country of Subscriber)



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                                      - 8 -

                               A C C E P T A N C E

The above-mentioned Subscription in respect of the Units is hereby accepted by BINGO.COM, INC.


DATED at --------------, the --- day of --------------------, 1999.


BINGO.COM, INC.

Per: ----------------------------
     Authorized Signatory

                               SCHEDULE A - LEGEND

"THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE " 1933 ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE ONE YEAR ANNIVERSARY OF THE ISSUANCE HEREOF OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE, OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE 1933 ACT ("RULE 144A-), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE
RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) TO AN INSTITUTION THAT IS AN 'ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1),
(2), (3) OR (7) UNDER THE 1933 ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY) THAT IS ACQUIRING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION, AND A CERTIFICATE IN THE FORM ATTACHED TO THIS SECURITY IS DELIVERED BY THE TRANSFEREE TO THE COMPANY, (5) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE 1933 ACT, OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. AN INSTITUTIONAL ACCREDITED INVESTOR HOLDING THIS SECURITY AGREES THAT IT WILL FURNISH TO THE COMPANY SUCH CERTIFICATES AND OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT ANY TRANSFER BY IT OF THIS SECURITY COMPLIES WITH THE FOREGOING RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR (2) AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE 1933 ACT AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (o)(2)
OF) RULE 902 UNDER REGULATION S UNDER THE 1933 ACT."